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1

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF April 25, 2005


        RIG NAME            WD             DESIGN             LOCATION         STATUS*            OPERATOR           CURRENT TERM
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest               3,500'  Victory Class                  GOM         Contracted            Noble               one well
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                5,500'  Victory Class                  GOM         Contracted          Kerr-McGee       220 day extension
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Ocean America             5,500'  Ocean Odyssey                  GOM         Contracted           Mariner              one well
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant             5,500'  Ocean Odyssey                  GOM         Contracted          Kerr-McGee            one well
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Ocean Victory             5,500'  Victory Class                  GOM         Contracted            Shell             100 day term
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Ocean Confidence          7,500'  DP Aker H-3.2 Modified         GOM         Contracted              BP             five-year term
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
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Ocean Voyager             2,000'  Victory Class                  GOM         Contracted       Walter Oil & Gas      extension well
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Ocean Concord             2,200'  F&G SS-2000                    GOM         Contracted          Kerr-McGee            one well
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Ocean Lexington           2,200'  F&G SS-2000                    GOM         Contracted       Walter Oil & Gas       three wells
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Ocean Saratoga            2,200'  F&G SS-2000                    GOM         Contracted             LLOG             three wells
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

                            DAYRATE
        RIG NAME            (000S)         START DATE        EST. END DATE            FUTURE CONTRACTS AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest               high 110's       late April        late May 2005    120 day term plus option with Noble in mid 120's
                                                                              beginning late May and ending late Sept. 2005.
                                                                              Available; actively marketing.
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Ocean Star                 mid 70's     early Dec. 2004      mid July 2005    90 day term extension plus option with Kerr-McGee in
                                                                              low 140's beginning mid July 2005 and ending early
                                                                              Oct. 2005; followed by 12 month extension with
                                                                              Kerr-McGee in mid 170's beginning early Oct. 2005 and
                                                                              ending early Oct. 2006. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America              mid 110's       late April        late May 2005    First of three assignment wells with Pioneer in low
                                                                              150's beginning late May and ending mid Aug.; followed
                                                                              by second well with Mariner in low 130's beginning mid
                                                                              Aug. and ending mid Sept.; followed by second and
                                                                              third of three well extension with Mariner/Pioneer in
                                                                              low 150's beginning mid Sept. and ending early Nov.
                                                                              2005. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant              mid 80's      late Jan. 2005       mid May 2005    One well with Kerr-McGee in high 90's beginning mid
                                                                              May and ending mid July, followed by one well with
                                                                              Kerr-McGee in low 130's beginning mid July and ending
                                                                              mid Sept. 2005; followed by 180 day term extension
                                                                              with Kerr-McGee in low 150's beginning mid Sept. 2005
                                                                              and ending mid Mar. 2006. Available; actively
                                                                              marketing.
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Ocean Victory              low 130's     mid Feb. 2005       late May 2005    Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence           mid 170's    early Jan. 2001     early Jan. 2006   Available; actively marketing.
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
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Ocean Voyager              mid 110's     mid April 2005      early May 2005   One well with ATP in mid 90's beginning early May 2005
                                                                              and ending late June; followed by one well with
                                                                              Kerr-McGee in low 110's beginning late June and ending
                                                                              mid Aug.; followed by one well with Amerada Hess in
                                                                              low 110's beginning mid Aug. and ending late Sept.;
                                                                              followed by LOI for one well in low 110's beginning
                                                                              late Sept. and ending mid Nov.; followed by two wells
                                                                              plus option with Amerada Hess in mid 120's beginning
                                                                              mid Nov. 2005 and ending mid Feb. 2006. Available;
                                                                              actively marketing.
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Ocean Concord             upper 50's     mid April 2005       mid May 2005    One well with Kerr-McGee in mid 70's beginning mid May
                                                                              and ending mid July 2005; followed by two well
                                                                              extension plus option with Kerr-McGee in mid 90's
                                                                              beginning mid July and ending early Oct.; followed by
                                                                              one well with Amerada Hess in mid 120's beginning
                                                                              early Oct. and ending mid Dec. 2005. Available;
                                                                              actively marketing.
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Ocean Lexington            mid 50's      late Jan. 2005      late May 2005    Rig will go in for approximately 90-day Survey and
                                                                              maintenance between second and third well, beginning
                                                                              late May and ending mid Aug. Following survey, two
                                                                              additional wells with Walter in low 60's beginning mid
                                                                              Aug. and ending mid Oct.; followed by one well plus
                                                                              option with Walter in low 80's beginning mid Oct. and
                                                                              ending mid Nov. 2005. Available; actively marketing.
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Ocean Saratoga             mid 60's      mid Dec. 2004       late July 2005   Two wells plus option with LLOG in low 110's beginning
                                                                              late July and ending mid Dec.; followed by six month
                                                                              extension with LLOG in low 120's beginning mid Dec.
                                                                              2005 and ending mid June 2006. Available; actively
                                                                              marketing.
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

2

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF April 25, 2005


        RIG NAME            WD             DESIGN        LOCATION         STATUS*            OPERATOR              CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
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Ocean Crusader             200'   Mat Cantilever            GOM         Contracted       Walter Oil & Gas       two well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                200'   Mat Cantilever            GOM         Contracted           ADTI/CMI           one well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion             250'   Mat Slot                  GOM         Contracted             Hunt                 two wells
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Ocean Columbia             250'   Independent Leg           GOM         Contracted          Kerr-McGee              Five wells
                                  Cantilever
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Ocean Spartan              300'   Independent Leg           GOM         Contracted             LLOG          three wells plus option
                                  Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                 300'   Independent Leg           GOM         Contracted          Spinnaker                one well
                                  Cantilever
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Ocean King                 300'   Independent Leg           GOM         Contracted           El Paso         three wells plus option
                                  Cantilever
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Ocean Nugget               300'   Independent Leg           GOM         Contracted           Mariner                 one well
                                  Cantilever
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                           300'   Independent Leg
Ocean Summit                      Cantilever                GOM         Contracted             LLOG           two wells plus option
------------------------------------------------------------------------------------------------------------------------------------
                           300'   Independent Leg
Ocean Warwick                     Cantilever                GOM         Contracted           Newfield                one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                350'   Independent Leg           GOM         Contracted             BHP             one well plus option
                                  Cantilever
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Ocean Tower                350'   Independent Leg           GOM         Contracted        Chevron/Texaco       one well plus option
                                  Cantilever
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

                                 DAYRATE
        RIG NAME                 (000S)         START DATE        EST. END DATE         FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                  mid 30's      late Jan. 2005      early May 2005   Available; actively marketing.
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Ocean Drake                     low 40's      mid April 2005      early May 2005   Three wells plus option with ADTI/Seneca in mid
                                                                                   40's beginning early May and ending early June
                                                                                   2005. Available; actively marketing.
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Ocean Champion                  low 40's      late Jan. 2005      late May 2005    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                  mid 40's     early Jan. 2005      mid June 2005    Available; actively marketing.

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Ocean Spartan                   high 40's     late Feb. 2005      late June 2005   Two well extension plus option with LLOG in high
                                                                                   50's beginning late June and ending late Aug.
                                                                                   2005. Available; actively marketing.
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Ocean Spur                      mid 40's      mid Dec. 2004       early May 2005   One well with Forest in mid 40's beginning early
                                                                                   May and ending mid June 2005. Maintenance/repairs
                                                                                   mid June through mid Aug. 2005. Available;
                                                                                   actively marketing.
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Ocean King                      mid 50's     early Mar. 2005      mid June 2005    LOI for four wells plus option in low 60's
                                                                                   beginning mid July and ending early Dec. 2005.
                                                                                   Available; actively marketing.
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Ocean Nugget                    low 50's     early April 2005     early May 2005   Two wells plus option with Houston Exploration in
                                                                                   low 50's beginning early May and ending mid Aug.
                                                                                   2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                    mid 40's      late Feb. 2005     early June 2005   One well extension plus option with LLOG in high
                                                                                   50's beginning early June and ending early July
                                                                                   2005. Available; actively marketing.
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Ocean Warwick                   low 50's      mid Mar. 2005       early May 2005   90 day term with Chevron/Texaco in mid 50's
                                                                                   (adjustable rate) beginning early May and ending
                                                                                   early Aug. 2005. Available; actively marketing.
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Ocean Titan                     mid 50's      late Jan. 2005     early June 2005   Two wells with Walter in mid 70's beginning early
                                                                                   June and ending early Aug; followed by one well
                                                                                   extension with Walter in mid 70's beginning early
                                                                                   Aug. and ending late Aug. 2005. Available;
                                                                                   actively marketing.
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Ocean Tower                     mid 50's     early Jan. 2005     early July 2005   One well extension plus option with
                                                                                   Chevron/Texaco in high 60's beginning early July
                                                                                   and ending mid Sept. 2005. Available; actively
                                                                                   marketing.
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

3

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF April 25, 2005

        RIG NAME            WD             DESIGN             LOCATION         STATUS*          OPERATOR           CURRENT TERM
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador          1,100'  Bethlehem SS-2000              GOM         Contracted          PEMEX         four year term work
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington         1,500'  Aker H-3                       GOM         Contracted          PEMEX         four year term work
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker              3,500'  F&G 9500 Enhanced              GOM         Contracted          PEMEX         four year term work
                                  Pacesetter
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Ocean Yorktown            2,850'  F&G SS-2000                    GOM         Contracted          PEMEX         four year term work
-----------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
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Ocean Nomad               1,200'  Aker H-3                    North Sea      Contracted         Talisman             one year
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian            1,500'  Earl & Wright Sedco 711     North Sea      Contracted          Shell               one year
                                  Series
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Ocean Princess            1,500'  Aker H-3                    North Sea      Contracted         Talisman        one year extension
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard            1,500'  Bingo 3000                  North Sea       Shipyard            DODI                  -
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AUSTRALASIA
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Ocean Bounty             1,500'   Victory Class               Australia      Contracted           ENI          one well plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot            1,500'   Bingo 3000                  Australia      Contracted         Woodside            two wells
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Ocean Epoch               1,640'  Korkut                      Malaysia       Contracted          Murphy       six wells plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General             1,640'  Korkut                      Viet Nam       Contracted           KNOC              two wells
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Ocean Baroness            7,000'  Victory Class               Indonesia      Contracted          Unocal         180 day extension
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Ocean Rover               7,000'  Victory Class               Malaysia       Contracted          Murphy          six option wells
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

                          DAYRATE
        RIG NAME           (000S)         START DATE        EST. END DATE             FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador          mid 50's      late July 2003      mid Dec. 2007    Available.
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Ocean Whittington         low 60's      late July 2003     early Oct. 2006   Available.
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Ocean Worker              high 60's     mid Aug. 2003       late July 2007   Available.

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Ocean Yorktown            mid 40's      late Oct. 2003      mid July 2007    Available.
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NORTH SEA
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Ocean Nomad               low 80's     early Jan. 2005     early Jan. 2006   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian            low 80's      late Mar. 2005      late Mar. 2006   Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess            low 80's     early Jan. 2005      late Dec. 2005   Available; actively marketing.
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Ocean Vanguard                -               -                   -          In yard for additional storm damage repairs. Est.
                                                                             completion late April 2005. One year plus option
                                                                             program in Norway with Statoil in low 140's beginning
                                                                             in late April 2005 and ending in late April 2006.
                                                                             Available; actively marketing.
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AUSTRALASIA
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Ocean Bounty              mid 80's     early April 2005      mid May 2005    One well plus option with ConocoPhillips in mid 80's
                                                                             beginning mid May and ending early Aug.; followed by
                                                                             one well with Coogee Res. in mid 80's beginning early
                                                                             Aug. and ending early Sept.; followed by LOI for two
                                                                             wells plus option in low 90's beginning early Sept. and
                                                                             ending mid Nov.; followed by LOI for one well plus
                                                                             option in mid 90's beginning mid Nov. and ending mid
                                                                             Dec.; followed by LOI for four wells plus option in
                                                                             high 90's beginning mid Dec. 2005 and ending mid June
                                                                             2006. Available; actively marketing.
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Ocean Patriot             high 70's     mid Mar. 2005      late April 2005   Two wells plus option with Santos in high 70's
                                                                             beginning late April and ending early July; followed by
                                                                             LOI for one well plus three options in high 70's
                                                                             beginning early July and ending mid Aug.; followed by
                                                                             one well with Santos in high 70's beginning mid Aug.
                                                                             and ending mid Sept. 2005; followed by one well with
                                                                             Bass Straits in high 70s beginning mid Sept. and ending
                                                                             late Sept. 2005 Available; actively marketing.
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Ocean Epoch               mid 70's     late April 2005      mid Jan. 2006    Available; actively marketing.
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Ocean General             mid 50's     early April 2005    early June 2005   LOI for four wells plus option in mid 70's in Malaysia
                                                                             beginning early June and ending late Oct.; followed by
                                                                             LOI for one well plus option in high 70's in Viet Nam
                                                                             beginning late Oct. and ending early Dec. 2005.
                                                                             Available; actively marketing.
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Ocean Baroness            mid 130's     late Dec. 2004      early May 2005   Lump sum mobe to GOM beginning early May and ending
                                                                             early Oct., including prep; followed by LOI with
                                                                             Amerada Hess for one-year term plus mobe in low 200's
                                                                             in GOM beginning early Oct. 2005 and ending early Oct.
                                                                             2006. Available; actively marketing.
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Ocean Rover               low 120's     late Jan. 2005      mid July 2005    LOI with Murphy for 950 day extension at average
                                                                             dayrate in mid 170's beginning mid July 2005 and ending
                                                                             mid Feb. 2008. Available; actively marketing.
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

4

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF April 25, 2005


        RIG NAME            WD             DESIGN             LOCATION         STATUS*            OPERATOR        CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
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Ocean Yatzy               3,300'  DP DYVI Super Yatzy          Brazil        Contracted          Petrobras     700 day extension
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Ocean Winner              3,500'  Aker H-3                     Brazil        Contracted          Petrobras     700 day extension
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Ocean Alliance            5,000'  Alliance Class               Brazil        Contracted          Petrobras     one year extension
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper             7,500'  DP Fluor/Mitsubishi          Brazil        Contracted          Petrobras     700 day extension
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INTERNATIONAL JACKUPS (2)
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Ocean Sovereign            250'   Independent Leg              Mobing            LOI                DODI               -
                                  Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage             300'   Independent Leg             Shipyard           LOI                DODI               -
                                  Cantilever
------------------------------------------------------------------------------------------------------------------------------------

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UPGRADE (1)
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Ocean Endeavor            2,000'  Victory Class               Under tow       Upgrading             DODI               -
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COLD STACKED (1)
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Ocean New Era             1,500'  Korkut                         GOM        Cold Stacked            DODI               -
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ASSET HELD FOR SALE (1)
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Ocean Liberator            600'   Aker H-3                    S. Africa     Cold Stacked            DODI               -
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE PENDING--RESERVED FOR UPGRADE (1)**
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Garden Banks             2,200'   Victory Class                  GOM      Out of Service              -                -
------------------------------------------------------------------------------------------------------------------------------------

                               DAYRATE
        RIG NAME               (000S)         START DATE        EST. END DATE          FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
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Ocean Yatzy                   mid 70's     early Nov. 2003      mid Oct. 2005    Available.
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Ocean Winner                  mid 50's     early April 2004     mid Mar. 2006    Available.
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Ocean Alliance                high 90's    early Sept. 2004    early Sept. 2005  Available.
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                 low 100's    early Jan. 2003     early Mar. 2006   Available; actively marketing.
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INTERNATIONAL JACKUPS (2)
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Ocean Sovereign                   -               -                   -          LOI for 190 days plus option in high 70's beginning
                                                                                 late April and ending early Nov. 2005. Lump sum
                                                                                 demobe from Bangladesh to Indonesia beginning mid
                                                                                 April and ending late April. Available; actively
                                                                                 marketing.
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Ocean Heritage                    -               -                   -          Shipyard late April until mid May; followed by LOI
                                                                                 in Qatar for two wells plus option in mid 70's
                                                                                 beginning mid May 2005 and ending early Feb. 2006.
                                                                                 Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

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UPGRADE (1)
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Ocean Endeavor                    -               -                   -          Mobing to Singapore shipyard for upgrade to 10,000
                                                                                 ft. capable 5th Generation rig. Estimated
                                                                                 completion early 2007. Available; actively
                                                                                 marketing.
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COLD STACKED (1)
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Ocean New Era                     -               -                   -          Cold stacked Dec. '02.
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ASSET HELD FOR SALE (1)
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Ocean Liberator                   -               -                   -          Cold stacked Nov. '02.
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PURCHASE PENDING--RESERVED FOR UPGRADE (1)**
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks                      -               -                   -          Currently retired from active service as drilling
                                                                                 and production platform.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS. ** Diamond Offshore Services Company has entered into a definitive agreement to purchase the Garden Banks, subject to certain conditions, which is expected to be consummated in September 2005, and does not currently own the rig.
GOM = Gulf of Mexico